ELFUN DIVERSIFIED FUND

(the “Fund”)

Supplement dated May 24, 2017

To the Prospectus dated May 1, 2017

Effective immediately, the paragraph located on Page 43 of the Prospectus under the title “Additional Index Information” within the sub-section entitled “Elfun Diversified Fund—Principal Investment Strategies,” in the section entitled “Additional Information about Investment Objectives, Principal Strategies and Risks” is deleted in its entirety and replaced with the following:

The MSCI Index’s components are reconstituted on an ongoing, event-driven basis and are rebalanced quarterly. The index provider, MSCI, Inc. (the “Index Provider”), classifies each issuer in one country. The Index Provider generally determines the country classification of an issuer based on the issuer’s country of incorporation and the primary listing of its securities. To the extent that an issuer is incorporated in a different country than the country in which its securities are principally traded, the Index Provider considers the following additional set of criteria to determine the issuer’s country classification: (i) the secondary listings of the issuer’s securities, if any; (ii) the geographic distribution of the issuer’s shareholder base; (iii) the location of the issuer’s headquarters; (iv) the geographic distribution of the issuer’s operations (in terms of assets and revenues); (v) the issuer’s history with respect to these criteria; and (vi) the country in which investors consider the issuer to be most appropriately classified based on communications between the Index Provider and investors.

The components of the S&P 500 are reconstituted and rebalanced quarterly.

This Supplement should be retained with your Prospectus for future reference.